Financial income and expenses (Tables)	12 Months Ended
Dec. 31, 2020
Financial income and expenses
Schedule of financial income and expenses

EURm	2020	2019	2018
Continuing operations
Financial income
Interest income on financial investments	21	31	39
Interest income on financing components of other contracts	38	42	37
Other financial income(1)	97	92	9
Total	156	165	85
Financial expenses
Interest expense on interest-bearing liabilities	(127)	(99)	(105)
Interest expense on financing components of other contracts(2)	(83)	(172)	(162)
Interest expense on lease liabilities(3)	(25)	(28)	–
Net interest expense on defined benefit plans	–	(9)	(15)
Net fair value losses on investments at fair value through profit and loss	–	(2)	(1)
Net fair value losses on hedged items under fair value hedge accounting	(122)	(133)	(7)
Net fair value gains on hedging instruments under fair value hedge accounting	118	141	9
Net foreign exchange losses	(8)	(106)	(100)
Other financial expenses(4)(5)	(73)	(98)	(17)
Total	(320)	(506)	(398)

(1)   In 2020, includes income of EUR 79 million (EUR 64 million in 2019) due to a change in the fair value of the financial liability related to Nokia Shanghai Bell; refer to Note 33, Significant partly-owned subsidiaries.

(2)   In 2020, includes an interest expense of EUR 31 million (EUR 94 million in 2019 and EUR 66 million in 2018) related to the sale of receivables.

(3)   Interest expense on lease liabilities is presented in financial income and expenses as a result of the adoption of IFRS 16, Leases, in the beginning of 2019.

(4)   In 2020, includes an increase in loss allowance of EUR 58 million related to loans extended to an emerging market customer. Refer to Note 37, Subsequent events.

(5)   In 2019, includes an impairment of EUR 64 million related to a loan extended to certain emerging market customer recognized upon contract exit